______________________________________________________________________________

                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 29, 2004

                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

              (Exact name of registrant as specified in its charter)

         Delaware                   333-110437                41-1955181
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File Number)         Identification Number)
      incorporation)

8400 Normandale Lake Boulevard, Suite 250
           Minneapolis, Minnesota                            55437
 (Address of principal executive office)                  (Zip Code)

                                (952) 857-7000
             (Registrant's telephone number, including area code )

                                    N/A
              (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                     Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

Filing of Computational Materials

In   connection   with  the  proposed   offering  of  the   Mortgage   Asset-Backed
Pass-Through  Certificates,   Series  2004-RZ4,  Bear,  Stearns  &  Co.  Inc.  (the
"Underwriters"),  has prepared certain  materials (the  "Computational  Materials")
for  distribution  to potential  investors.  Although  Residential  Asset  Mortgage
Products,  Inc. (the "Company")  provided the Underwriters with certain information regarding the  characteristics  of the mortgage loans (the "Mortgage Loans") in the related  portfolio,  the  Company did not  participate  in the  preparation  of the
Computational Materials.

For  purposes  of this Form 8-K,  "Computational  Materials"  shall  mean  computer generated  tables and/or charts  displaying,  with respect to the Notes, any of the
following:   yield;  average  life;  duration,  expected  maturity;  interest  rate sensitivity;  loss sensitivity;  cash flow characteristics;  background information regarding  the  Mortgage  Loans;  the  proposed  structure;  decrement  tables;  or
similar  information  (tabular  or  otherwise)  of  a  statistical,   mathematical,
tabular  or   computational   nature.   The   Computational   Materials  listed  as
Exhibit 99.1 hereto are filed herewith.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

          (c)  Exhibits:  The  following  execution  copies  of  Exhibits  to the Form S-3 Registration Statement of the Registrant
                          are hereby filed.

                          99.1  Computational Materials - Bear, Stearns & Co. Inc.

                                    SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant  has  duly  caused  this  report  to be  signed  on  its  behalf  by the undersigned hereunto duly authorized.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                    By:          /s/ Mark White
                                                   Mark White
                                                 Vice President

Dated: December 29, 2004

                                   EXHIBIT INDEX

Exhibit No.       Description of Exhibit

99.1              Computational Materials - Bear, Stearns & Co. Inc.